Exhibit 10.1

UNDERWRITING AGREEMENT

between

CHINA EDUCATION ALLIANCE, INC.

and

RODMAN & RENSHAW, LLC

as Underwriter

CHINA EDUCATION ALLIANCE, INC.

UNDERWRITING AGREEMENT

New York, New York
September 29, 2009

Rodman & Renshaw, LLC
1251 Avenue of the Americas, 20th Floor
New York, New York 10020

Ladies and Gentlemen:

The undersigned, CHINA EDUCATION ALLIANCE, INC., a company formed under the laws of North Carolina (“Company”), hereby confirms its agreement with Rodman & Renshaw, LLC (hereinafter referred to as “you” (including its correlatives) or the “Representative”) and with the other underwriters named on Schedule 1 hereto, if any, for which the Representative is acting as representative (the Representative and such other underwriters being collectively called the “Underwriters” or, individually, an “Underwriter”) as follows:

1.           Purchase and Sale of Securities.

1.1.           Firm Securities.

1.1.1.           Nature and Purchase of Firm Securities.

(i)           On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, severally and not jointly, to the several Underwriters, an aggregate of 3,162,055 shares (“Firm Shares”) of Common Stock, par value $.001 per share (the “Shares”).

(ii)           The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Shares set forth opposite their respective names on Schedule 1 attached hereto and made a part hereof at a purchase price (net of discounts and commissions) of $5.17  per Share (94% of the per Share offering price).  The Firm Shares are to be offered initially to the public (the “Offering”) at the offering price set forth on the cover page of the Prospectus Supplement (as defined in Section 2.1.1 hereof).

1.1.2.           Shares Payment and Delivery.

(i)           Delivery and payment for the Firm Shares shall be made at 10:00 a.m., Eastern time, on October 5, 2009  or at such other time as shall be agreed upon by the Representative and the Company at the offices of Richardson & Patel LLP, counsel to the Underwriters (“RP”), or at such other place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Representative and the Company.  The hour and date of delivery and payment for the Firm Shares is called the “Closing Date.”

(ii)           Payment for the Firm Shares shall be made on the Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery of the certificates (in form and substance satisfactory to the Underwriters) representing the Firm Shares (or through the facilities of the Depository Trust Company (the “DTC”)) for the account of the Underwriters.  The Firm Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full Business Days prior to the Closing Date.  The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Representative for all the Firm Shares.   The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York City.

1.2.           Over-allotment Option.

1.2.1.           Option Shares.  For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares, the Underwriters are hereby granted, an option to purchase up to 474,308 Shares or fifteen (15%) percent of the Firm Shares sold in the offering from the Company (the “Over-allotment Option”).  Such additional 474,308  Shares, the net proceeds of which will be deposited with the Company’s account, are hereinafter referred to as “Option Shares.”  The purchase price to be paid for the Option Shares will be the same price per Option Share as the price per Firm Shares set forth in Section 1.1.1 hereof. The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Public Securities.”

1.2.2.           Exercise of Option.  The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Shares within 45 days after the Closing Date.  The Underwriters will not be under any obligation to purchase any Option Shares prior to the exercise of the Over-allotment Option.  The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail or facsimile or other electronic transmission setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for the Option Shares (the “Option Closing Date”), which will not be later than five (5) full Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of RP or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representative.  If such delivery and payment for the Option Shares does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice.  Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Shares specified in such notice.

1.2.3.           Payment and Delivery.  Payment for the Option Shares will be made on the Option Closing Date by wire transfer in Federal (same day) funds as follows: $5.17 per Option Share, [94% of the per Option Share offering price], payable to the order of the Company upon delivery to you of certificates (in form and substance satisfactory to the Underwriters) representing the Option Shares (or through the facilities of DTC) for the account of the Underwriters.  The Option Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full Business Days prior to the Option Closing Date.  The Company shall not be obligated to sell or deliver the Option Shares except upon tender of payment by the Representative for applicable Option Shares.

2.           Representations and Warranties of the Company.  The Company represents and warrants to the Underwriters as of the Applicable Time (as defined below) and as of the Closing Date and as of the Option Closing Date, if any, as follows:

2.1.           Registration Statement.

2.1.1.           The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration File No. 333-161487) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on September 4, 2009, for the registration under the Securities Act of the Public Securities.  At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act.  Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule.  The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the Offering of the Public Securities and the plan of distribution thereof and will advise the Representative of all further information (financial and other) with respect to the Company required to be set forth therein.  Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which was filed on August 21, 2009 is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference.  All references in this Agreement to financial statements and schedules and other information that is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be.  No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission.  For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the preliminary prospectus, if any, together with the free writing prospectuses, if any, used in connection with the Offering, including any documents incorporated by reference therein.  “Applicable Time” means 5:30 pm (New York time) on the date of this Agreement or such other time as agreed by the Company and the Underwriter.

2.1.2.           The Company is eligible to use free writing prospectuses in connection with the Offering pursuant to Rules 164 and 433 under the Securities Act.  Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act and related to the Offering has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act and related to the Offering or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  The Company will not, without the prior consent of the Representative, prepare, use or refer to, any free writing prospectus related to the Offering.

2.1.3.           The Company has delivered or made available to, or will as promptly as practicable deliver or make available to, to the Representative complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented (collectively, the Base Prospectus, the Time of Sale Prospectus, and the Propectus Supplement shall be referred to as the “Prospectus Documents”), in such quantities and at such places as the Representative reasonably requests.  Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Public Securities other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

2.1.4.           Pursuant to the Exchange Act.  The Company has filed with the Commission a Form 8-A12B (File Number 001-34386) providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Company’s common stock including shares of common stock issued pursuant to this Offering.  Such Form 8-A has been declared effective by the Commission on the date hereof.

2.2.           No Stop Orders, etc.  Neither the Commission nor, to the best of the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Prospectus or the Registration Statement or has instituted or, to the best of the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

2.3.           Disclosures in Registration Statement.

2.3.1.           10b-5 Representation.  At the respective times the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, and any post-effective amendments thereto become effective (and at the Closing Date and the Option Closing Date, if any):

(i)           The Registration Statement, any post-effective amendments thereto, the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement did and will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Rules and Regulations, and will in all material respects conform to the requirements of the Securities Act and the Rules and Regulations;

(ii)           Neither the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, nor any amendment or supplement thereto, on such dates, do or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The representation and warranty made in this Section 2.3.1(ii) does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Representative expressly for use in the Registration Statement or Prospectus or any amendment thereof or supplement thereto.  The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the names  of the Underwriters appearing in the “Underwriting and Plan of Distribution” section of the Prospectus Supplement and the following additional disclosure contained in the “Underwriting and Plan of Distribution” section of the Prospectus Supplement: (i) the first paragraph under the heading “Pricing of Securities”, (ii) the first paragraphs under the heading “Other Terms” and (iii) all paragraphs under the heading “Foreign Regulatory Restrictions on Purchase of the Common Stock” (the “Underwriters’ Information”).

2.3.2.           The Registration Statement (and any further documents to be filed with the Commission in connection with the Offering) contains, or will contain, as applicable, all exhibits and schedules as required by the Securities Act.  The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission.  There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period.  There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, that have not been or will not be described or filed as required.

2.3.3.           Disclosure of Agreements.  The agreements and documents described in the Prospectus Documents and the Registration Statement (including the Incorporated Documents) conform to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Rules and Regulations to be described in the Prospectus Documents and the Registration Statement or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed.  Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in any Prospectus Document, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.  None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the best of the Company’s knowledge, any other party is in default thereunder and, to the best of the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder.  To the best of the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

2.3.4.           Prior Securities Transactions.  No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company, except as disclosed in the Registration Statement.

2.3.5.           Regulations.  The disclosures in the Registration Statement and Prospectus Supplement concerning the effects of Federal, State, local and all foreign regulation on the Company’s business as currently contemplated are correct in all material respects.

2.4.           Changes After Dates in Registration Statement and Prospectus Supplement.

2.4.1.           No Material Adverse Change.  Since the respective dates as of which information is given in the Prospectus Supplement, except as otherwise specifically stated therein:  (i) there has been no material adverse change in the condition, financial or otherwise, or business prospects of the Company; (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

2.4.2.           Recent Securities Transactions, etc.  Subsequent to the respective dates as of which information is given in the Prospectus Supplement, and except as may otherwise be indicated or contemplated herein or disclosed in the Prospectus Supplement, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

2.5.           Independent Accountants.  To the knowledge of the Company, Sherb & Co. LLP (“Sherb”), whose report is filed with the Commission as part of the Registration Statement, are independent registered public accountants as required by the Securities Act and the Rules and Regulations.  Sherb has not, during the periods covered by the financial statements included in the Prospectus Documents, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.6.           Financial Statements.  The financial statements, including the notes thereto and supporting schedules included in the Registration Statement and Prospectus Documents fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement and Prospectus Documents present fairly the information required to be stated therein.  The Registration Statement discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

2.7.           Authorized Capital; Options, etc.  The Company had, at the date or dates indicated in the Prospectus Supplement, the duly authorized, issued and outstanding capitalization as set forth in the Prospectus Supplement.  Based on the assumptions stated in the Registration Statement and the Prospectus Documents, the Company will have on the Closing Date the stock capitalization set forth therein.  Except as set forth in, or contemplated by, the Registration Statement and the Prospectus Documents, on the Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Shares of the Company or any security convertible into Shares of the Company, or any contracts or commitments to issue or sell Shares or any such options, warrants, rights or convertible securities.

2.8.           Valid Issuance of Securities, etc.

2.8.1.           Outstanding Securities.  All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.  The securities  conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus Documents.  The offers and sales of the outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such Shares, exempt from such registration requirements.

2.8.2.           Securities Sold Pursuant to this Agreement.  The Public Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Public Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken.  The Public Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement.

2.9.           Registration Rights of Third Parties.  Except as set forth in the Registration Statement and Prospectus Documents, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company.

2.10.           Validity and Binding Effect of Agreements.  This Agreement  has been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

2.11.           No Conflicts, etc.  The execution, delivery, and performance by the Company of this Agreement and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the Articles of Incorporation of the Company (as the same may be amended from time to time, the “Articles of Incorporation”); or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business constituted as of the date hereof.

2.12.           No Defaults; Violations.  No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject.  The Company is not in violation of any term or provision of its Articles of Incorporation or By-laws, or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

2.13.           Corporate Power; Licenses; Consents.

2.13.1.           Conduct of Business.  Except as described in the Registration Statement and the Prospectus Documents, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement and Prospectus Documents, except where the failure to have such requisite corporate power and authority and all authorizations, approvals, orders, licenses, certificates and permits would not have a material adverse effect on the assets, business or operations of the Company.  The disclosures in the Registration Statement concerning the effects of federal, state, local and foreign regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects.

2.13.2.           Transactions Contemplated Herein.  The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained.  No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Public Securities and the consummation of the transactions and agreements contemplated by this Agreement and as contemplated by the Prospectus Documents, except with respect to applicable federal and state securities laws and regulations and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

2.14.           D&O Questionnaires.  To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers immediately prior to the Offering (the “Initial Shareholders”) as well as in the Lock-Up Agreement  provided to the Underwriters is true and correct in all respects and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by each Initial Shareholder to become inaccurate and incorrect.

2.15.           Litigation; Governmental Proceedings.  There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director that is required to be disclosed in the Registration Statement and the Prospectus Documents which has not been disclosed in the Registration Statement and the Prospectus Documents or in connection with the Company’s listing application for the listing of the Shares and Common Stock on the NYSE Amex.

2.16.           Good Standing.  The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of North Carolina as of the date hereof, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company.

2.17.           Stop Orders.  The Commission has not issued any order preventing or suspending the use of any Prospectus Documents or any part thereof.

2.18.           Transactions Affecting Disclosure to FINRA.

2.18.1.           Finder’s Fees.  Except as described in the Registration Statement and the Prospectus Documents, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Initial Shareholder with respect to the sale of the Public Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriters’ compensation, as determined by FINRA.

2.18.2.           Payments Within Twelve Months.  Except as described in the Registration Statement and the Prospectus Documents, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve months prior to the Closing Date, other than payments to the Underwriters as provided hereunder in connection with the Offering.

2.18.3.           Use of Proceeds.  None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

2.18.4.           FINRA Affiliation.  To the Company’s knowledge, no officer, director or any beneficial owner of the Company’s unregistered securities has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA) except as set forth in the Registration Statement.  The Company will advise the Representative and RP if it learns that any officer, director or owner of at least 5% of the Company’s outstanding Common Stock (or securities convertible into Common Stock) is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

2.19.           Foreign Corrupt Practices Act.  Neither the Company nor any of the directors , employees or officers of the Company or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Prospectus Documents or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company.  The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

2.20.           Officers’ Certificate.  Any certificate pursuant to this Agreement signed by any duly authorized officer of the Company and delivered to you or to RP shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.21.           “Ineligible Issuer.”  At the time the Registration Statement was initially filed, the Company was not an “ineligible issuer,” as defined in Rule 405 under the Securities Act;

2.22.           Lock-up agreements.  Each of the Company’s officers, directors and holders of more than 5% of the outstanding common stock of the Company (“5% Stockholders”) (the “Lock-Up Parties”) has agreed that for a period of 6 months, (the “Lock-Up Period”) from the Closing Date, such persons and shall not offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any of the Shares, without the prior written consent of the Representative.  The Representative may consent to an early release from the Lock-Up period if, in its opinion, the market for Shares would not be adversely impacted by sales and in cases of financial emergency of any of the Lock-Up Parties.

2.23.           Adequate Summary.  The statements set forth in the Prospectus Documents under the captions “The Offering,” “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Public Securities, and under the caption “Underwriting and Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate summaries of such provisions in all material respects.

2.24.           Subsidiaries.   Annex 1 to this Agreement sets forth the ownership of all direct and indirect subsidiaries of the Company (each a “Subsidiary” and together the “Subsidiaries”). All direct and indirect subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each such subsidiary and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company taken as a whole.

2.25.           Related Party Transactions.  Except as disclosed in the Registration Statement and the Prospectus Documents, there are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statements and Prospectus Documents that have not been described as required.

2.26.           Board of Directors.  The Board of Directors of the Company is comprised of the persons set forth in the Incorporated Documents.  The qualifications of the persons serving as board members and the overall composition of the board comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder applicable to the Company and the rules of the NYSE Amex.  At least one member of the Board of Directors of the Company qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of the NYSE Amex. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent” as defined under the rules of the NYSE Amex.

2.27.           Sarbanes-Oxley Compliance.

2.27.1.           Disclosure Controls.  The Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 of the Exchange Act, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

2.27.2.           Compliance.  The Company is, or on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefore) with all the material provisions of the Sarbanes-Oxley Act of 2002.

3.           Covenants of the Company.  The Company covenants and agrees as follows:

3.1.           Amendments to Registration Statement and Prospectus Documents.  The Company will deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement or Prospectus Documents proposed to be filed after the Closing Date and not file any such amendment or supplement to which the Representative shall reasonably object in writing, provided that the Company may file such amendment or supplement if it would render the Company in breach of the Securities Act, the Exchange Act and any Rules and Regulations and the Representative has not suggested a form of amendment or supplement which would not be objectionable.

3.2.           Federal Securities Laws.

3.2.1.           Compliance.  During the time when a Prospectus is required to be delivered under the Securities Act, the Company will comply with all requirements imposed upon it by the Securities Act, the Rules and Regulations and the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Public Securities in accordance with the provisions hereof and the Prospectus Documents.  If at any time when a Prospectus relating to the Public Securities is required to be delivered under the Securities Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend any of the Prospectus Documents to comply with the Securities Act, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Securities Act.

3.2.2.           Intentionally Omitted.

3.2.3.           Exchange Act Registration.  For a period of three years from the Effective Date, or until such earlier time upon which the Company is required to be liquidated, the Company will maintain the registration of the Shares under the provisions of the Exchange Act.  The Company will not deregister the Shares under the Exchange Act without the prior written consent of the Representative.

3.2.4.           Free Writing Prospectuses.  The Company represents and agrees that it has not made and will not make any offer relating to the Public Securities that would constitute an issuer free writing prospectus, as defined in Rule 433 of the Securities Act, without the prior consent of the Representative.  Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus” as defined in Rule 433, and has complied and will comply with the applicable requirements of Rule 433 of the Securities Act, including timely Commission filing where required, legending and record keeping.

3.3.           Delivery to Underwriters of Prospectuses.  The Company will deliver to each of the several Underwriters, without charge, from time to time during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act such number of copies of each Prospectus as such Underwriters may reasonably request and, deliver to you two original executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all original executed consents of certified experts.

3.4.           Effectiveness and Events Requiring Notice to the Representative.  The Company will use its best efforts to cause the Registration Statement to remain effective with a current prospectus for at least nine (9) months from the Applicable Time  and will notify the Representative immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Shares  for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 3.4 hereof that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

3.5.           Listing of Securities.  The Company shall use its best efforts to cause the Public Securities to meet the criteria necessary for inclusion of the Shares on the NYSE Amex and seek and use its commercially reasonable efforts to maintain such listing for a period of at least three years after the Closing.

3.6.           Intentionally omitted

3.7.           Intentionally omitted.

3.8.           Financial Public Relations Firm.  The Company shall engage a financial public relations firm reasonably acceptable to Rodman, which firm will be experienced in assisting issuers in public offerings of securities and in their relations with their security holders, and the Company will continue to retain such firm or another firm reasonably acceptable to Representative for a period of no less than two (2) years after the Closing Date.  Representative agrees that the Company’s financial public relations firm, Redchip, is acceptable.

3.9.           Reports to the Representative.

3.9.1.           Periodic Reports, etc.  For a period of three years from the Closing Date, or until such earlier time upon which the Company is required to be liquidated, the Company will furnish to the Representative copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also promptly furnish to the Representative:  (i) a copy of each periodic report the Company shall be required to file with the Commission; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K prepared and filed by the Company; (iv) five copies of each Registration Statement; (v) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request; provided the Representative shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representative and RP in connection with the Representative’s receipt of such information.  Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Representative pursuant to this Section.

3.9.2.           Transfer Sheets.  For a period of three years from the Effective Date, the Company shall retain a transfer and registrar agent acceptable to the Representative (the “Transfer Agent”) and will furnish to the Representatives at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representative may reasonably request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC.  For the purposes of this Section 3.9.2, the Representative agrees that the Company’s current transfer and registrar agent, StockTrans, Inc. is acceptable.

3.9.3.           Trading Reports.  During such time as the Public Securities are listed on NYSE Amex the Company shall provide to the Representative, at its expense, such reports published by the NYSE Amex  relating to price trading of the Public Securities, as the Representative shall reasonably request.

3.10.           Payment of Expenses.

3.10.1.           General Expenses Related to the Offering.  The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of the Shares to be sold in the Offering (including the Over-allotment Shares) with the Commission; (b) all COBRADesk filing fees associated with the review of the Offering by FINRA; all fees and expenses relating to the listing of such Shares on the Nasdaq Capital Market, the Nasdaq National Market or the NYSE Amex and on such other stock exchanges as the Company and Representative together determine; (c) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors in an amount not to exceed $5,000 per individual; (d) all fees, expenses and disbursements relating to the registration or qualification of such Shares under the “blue sky” securities laws of such states and other jurisdictions as Rodman may reasonably designate (including, without limitation, all filing and registration fees); (e) all fees, expenses and disbursements relating to the registration, qualification or exemption of such Shares under the securities laws of such foreign jurisdictions as Representative may reasonably designate; (f) the costs of all mailing and printing of the underwriting documents (including, without limitation, the Underwriting Agreement, any Blue Sky Surveys and, if appropriate, any Agreement Among Underwriters, Selected Dealers’ Agreement, Underwriters’ Questionnaire and Power of Attorney), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as Rodman may reasonably deem necessary; (g) the costs of preparing, printing and delivering certificates representing the Shares; (h) fees and expenses of the transfer agent for the Shares; (i) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to Rodman;  (j) the fees and expenses of the Company’s accountants; (k) the fees and expenses of the Company’s legal counsel and other agents and representatives; and (l) the $16,000 cost associated with the use of i-Deal’s book building, prospectus tracking and compliance software for the offering.  The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Representative.  In the event of Company’s termination prior to Closing Date, pursuant to Section 8.2 below, the Company shall be obligated to pay the Underwriters their actual and accountable out of pocket expenses related to the transactions contemplated herein then due and payable subject to a maximum of $100,000.

3.11.           Application of Net Proceeds.  The Company will apply the net proceeds from the Offering received by it in a manner consistent with the application described under the caption “Use Of Proceeds” in the Prospectus Supplement.

3.12.           Delivery of Earnings Statements to Security Holders.  The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Securities Act or the Rules and Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Securities Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

3.13.           Stabilization.  Neither the Company, nor, to its knowledge, any of its employees, directors or shareholders (without the consent of the Representative) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

3.14.           Internal Controls.  The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that:  (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.15.           Accountants.  As of the Closing Date, the Company shall retain an independent certified public accounting firm reasonably acceptable to Representative, which will have responsibility for the preparation of the financial statements and the financial exhibits, if any, to be included in the Registration Statement, and the Company shall continue to retain an independent certified public accounting firm reasonably acceptable to Representative for a period of at least three years after the Closing.

3.16.           FINRA.  The Company shall advise the Representative (who shall make an appropriate filing with FINRA) if it is aware that any 5% or greater shareholder of the Company becomes an affiliate or associated person of an FINRA member participating in the distribution of the Company’s Public Securities.

3.17.           No Fiduciary Duties.  The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual in nature and that none of the Underwriters or their affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

4.           Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

4.1.           Regulatory Matters.

4.1.1.           Effectiveness of Registration Statement.  The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and no stop order suspending or preventing the use of any Prospectus Document shall have been initiated or threatened by the Commission and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of Representative’s counsel.

4.1.2.           FINRA Clearance.  By the Closing Date, the Representative shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3.           NYSE Amex Clearance.  On and after the Closing Date, as applicable, the Public Securities  shall have been duly listed for quotation on the NYSE Amex and the Company shall have complied with all obligations of the NYSE Amex relating to the sale of the Public Securities;

4.1.4.           Free Writing Prospectuses.  The Representative covenants with the Company that the Underwriters will not use, authorize the use of, refer to, or participate in the planning for the use of a “free writing prospectus” as defined in Rule 405 under the Securities Act, which term includes use of any written information furnished by the Commission to the Company and not incorporated by reference into the Registration Statement, without the prior written consent of the Company.  Any such free writing prospectus consented to by the Company is hereinafter referred to as an “Underwriter Free Writing Prospectus.”

4.2.           Company Counsel Matters.

4.2.1.           Closing Date Opinion of Counsel.  On the Closing Date, the Representative shall have received the favorable opinion of Sichenzia Ross Friedman Ference LLP, counsel to the Company (“SRFF”), dated the Closing Date, addressed to the Representative, substantially as follows:

(i)           Based solely on a certificate of good standing dated within 5 days of the Closing Date, the Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of North Carolina.

(ii)           Based solely as to factual matters on representations and warranties by the Company, all issued and outstanding securities of the Company have been duly authorized and validly issued and, to our knowledge, are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any stockholder of the Company arising by operation of law or under the Articles of Incorporation.  The offers and sales of the outstanding securities were at all relevant times either registered under the Securities Act or exempt from such registration requirements.  The authorized, and to the extent of SRFF’s knowledge, outstanding capital stock of the Company is as set forth in the Prospectus.

(iii)           The Public Securities have been duly authorized and, when issued and paid for, will be validly issued, to our knowledge, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability solely by reason of being such holders.  The Public Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company arising by operation of law or under the Articles of Incorporation.

(iv)           This Agreement has been duly and validly authorized and, when executed and delivered by the Company, constitutes, the valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (b) as enforceability of any indemnification or contribution provisions may be limited under the Federal and state securities laws, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

(v)           The execution, delivery and performance of this Agreement and the Lock-up Agreements by the Company  and compliance by the Company with the terms and provisions thereof and the consummation of the transactions contemplated thereby, and the issuance and sale of the Public Securities, do not and will not, with or without the giving of notice or the lapse of time, or both, (a) to such counsel’s knowledge, based on representations of the Company made to such counsel and contained in a certificate provided by an executive officer of the Company, conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any mortgage, deed of trust, note, indenture, loan, contract, commitment or other agreement or instrument filed as an exhibit to the Registration Statement, (b) result in any violation of the provisions of the Articles of Incorporation, or (c) to such counsel’s knowledge, violate any statute or any judgment, order or decree, rule or regulation applicable to the Company of any court, domestic or foreign, or of any federal, state or other regulatory authority or other governmental body having jurisdiction over the Company, its properties or assets.

(vi)           The Public Securities conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus Documents.  To its knowledge, no United States or state statute or regulation required to be described in the Prospectus Documents is not described as required (except as to the Blue Sky laws of the various states, as to which such counsel expresses no opinions), nor are any contracts or documents of a character required to be described in the Registration Statement or the Prospectus Documents or to be filed as exhibits to the Registration Statement not so described or filed as required (except for the contracts and documents described in the “Underwriting and Plan of Distribution” section of the Prospectus Supplement, as to which such counsel expresses no opinion).

(vii)           Based solely on a notice of effectiveness received from the Commission, the Registration Statement is effective under the Securities Act.  To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act or applicable state securities laws.

(viii)           The Company is not and, after giving effect to the Offering and sale of the Public Securities and the application of the proceeds thereof as described in the Registration Statement and the Prospectus Documents, will not be, an “investment company” as defined in the Investment Company Act of 1940, as amended.

(ix)           The opinion of SRFF shall further include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, the Underwriters and the independent registered public accounting firm of the Company, at which conferences the contents of the Registration Statement and the Prospectus Documents contained therein and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus Documents contained therein, solely on the basis of the foregoing without independent check and verification, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement or any amendment thereto, at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus Documents or any amendment or supplement thereto, at the time they were filed pursuant to Rule 424(b) or at the date of such counsel’s opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no view and shall not be deemed to have rendered an opinion with respect to the financial information, statistical data and information and matters regarding non-United States laws, rules and regulations included in the Registration Statement or the Prospectus Documents).  The Registration Statement and the Prospectus Documents and any post-effective amendments or supplements thereto (other than the financial statements including notes and schedules, financial data, statistical data and non-United States laws, rules and regulations included in the Registration Statement or the Prospectus Documents, included therein, as to which no opinion need be rendered) each as of their respective dates complied as to form in all material respects with the requirements of the Securities Act and Rules and Regulations.

4.2.2           On the Closing Date, the Representative shall have received the favorable opinion of Heilongjiang Min Qiang Law Firm, counsel to the Company, reasonably acceptable to the Representative,  related to, among other things, the descriptions of laws of the People’s Republic of China and the organization of the Company’s PRC affiliates and ownership structure, dated the Closing Date and addressed to the Representative.

4.2.3           Intentionally Omitted.

4.2.4           On the Closing Date, the Representative shall have received the favorable opinion of Aird & Berlis LLP counsel to the Company, reasonably acceptable to the Representative,  related to, among other things, the organization of the Company’s Canadian affiliate and ownership structure, dated the Closing Date and addressed to the Representative.

4.2.5.           Option Closing Date Opinions of Counsel.  On the Option Closing Date, if any, the Representative shall have received the favorable opinion of each counsel listed in Sections 4.2.1 through 4.2.4, dated the Option Closing Date, addressed to the Representative and in form and substance reasonably satisfactory to the Representative, confirming as of the Option Closing Date, the statements made by such counsels in their respective opinions delivered on the Closing Date.

4.2.6.           Reliance.  In rendering such opinions, such counsel may rely:  (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representative) of other counsel reasonably acceptable to the Representative, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdiction having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to RP if requested.  The opinion of SRFF and any opinion relied upon by SRFF shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.

4.3.           Cold Comfort Letter.  At the time this Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, you shall have received a letter, addressed to the Representative and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to you and to RP from Sherb dated, respectively, as of the date of this Agreement and as of the Closing Date and the Option Closing Date, if any:

(i)           Confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable Rules and Regulations and that they have not, during the periods covered by the financial statements included in the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

(ii)           Stating that in their opinion the financial statements of the Company included in the Registration Statement and Prospectus Documents comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations thereunder;

(iii)           Stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the shareholders and board of directors and the various committees of the board of directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that:  (a) the unaudited financial statements of the Company included in the Registration Statement and Prospectus Documents do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and Regulations or are not fairly presented in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement; (b) at a date not later than five days prior to the Closing Date or Option Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any decrease in the shareholders’ equity of the Company as compared with amounts shown in the December 31, 2008 balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any decrease, setting forth the amount of such decrease, and (c) during the period from December 31, 2008 to a specified date not later than five days prior to the Closing Date or Option Closing Date, as the case may be, there was any decrease in revenues, net earnings or net earnings per  share, in each case as compared with the corresponding period in the preceding year and as compared with the corresponding period in the preceding quarter, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

(iv)           Setting forth, at a date not later than five days prior to the Closing Date, the amount of liabilities of the Company (including a breakdown of commercial paper and notes payable to banks and related parties);

(v)           Stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

(vi)           Stating that they have not since the Company’s formation brought to the attention of the Company’s management any reportable condition related to internal structure, design or operation as defined in the Statement on Auditing Standards No. 60 “Communication of Internal Control Structure Related Matters Noted in an Audit,” in the Company’s internal controls; and

(vii)           Statements as to such other matters incident to the transaction contemplated hereby as you may reasonably request.

4.4.           Officers’ Certificates.

4.4.1.           Officers’ Certificate.  At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Chairman of the Board and Chief Executive Officer of the  Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4.5 hereof have been satisfied as of such date and that, as of the Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct.  In addition, the Representative will have received such other and further certificates of officers of the Company as the Representative may reasonably request.

4.4.2.           Secretary’s Certificate.  At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying: (i) that the Articles of Incorporation are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified; (iii) all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company.  The documents referred to in such certificate shall be attached to such certificate.

4.5.           No Material Changes.  Prior to and on each of the Closing Date and the Option Closing Date, if any:  (i) there shall have been no material adverse change or development involving a prospective material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus Documents; (ii) no action suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Initial Shareholder before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and Prospectus  Documents; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefore shall have been initiated or threatened by the Commission; and (iv) the Registration Statement and the Prospectus Documents and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Rules and Regulations and shall conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and neither the Registration Statement nor the Prospectus Documents nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6.           Delivery of Agreements.

4.6.1.           Execution Date Deliveries.  On the date of this Agreement, the Company shall have delivered to the Representative executed copies of this Agreement and the Lock-Up Agreements.

4.6.2.           Closing Date Deliveries.  On the Closing Date, the Company shall have delivered to the Representative the Shares.

5.           Indemnification.

5.1.           Indemnification of Underwriters.

5.1.1           General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each of the Underwriters, and each dealer selected by the Representative that participates in the offer and sale of the Public  Securities (each a "Selected Dealer") and each of their respective directors, officers and employees and each person, if any, who controls any such Underwriter ("Controlling Person") within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriters and the Company or between any of the Underwriters and any third party or otherwise, as incurred) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement and the Prospectus Documents (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Public Securities, including any "road show" or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 5, collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Public Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, NYSE Amex or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to an Underwriter by or on behalf of such Underwriter expressly for use in any Prospectus Document, the Registration Statement, or any amendment or supplement thereof, or in any application, as the case may be. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Preliminary Prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any Underwriter to the extent that any loss, liability, claim, damage or expense of such Underwriter results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Public Securities to such person as required by the Securities Act and the Rules and Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under Section 3.3 hereof. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Public Securities or in connection with the Registration Statement or Prospectus.

5.1.2.           Procedure. If any action is brought against an Underwriter, a Selected Dealer or a Controlling Person in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter, Selected Dealer or Controlling Person shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of such Underwriter or such Selected Dealer, as the case may be) and payment of actual expenses. Such Underwriter, such Selected Dealer or Controlling Person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter, such Selected Dealer or Controlling Person unless (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action, or (ii) the Company shall not have employed counsel to have charge of the defense of such action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the Underwriter, Selected Dealer and/or Controlling Person shall be borne by the Company, in addition to local counsel. Notwithstanding anything to the contrary contained herein, if any Underwriter, Selected Dealer or Controlling Person shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld.

5.2.           Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees and agents who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to such Underwriter by or on behalf of the Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or in any such application. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2.

5.3           Contribution.

5.3.1.           Contribution Rights. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial offering price appearing thereon and the Company is responsible for the balance; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section ll (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 5.3.1, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Public Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section, each director, officer and employee of an Underwriter or the Company, as applicable, and each person, if any, who controls an Underwriter or the Company, as applicable, within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter or the Company, as applicable.

5.3.2.           Contribution Procedure. Within fifteen days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party ("contributing party”), notify the contributing party of the commencement thereof, but the omission to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act or otherwise available. Each Underwriter's obligations to contribute pursuant to this Section 5.3 are several and not joint.

6.           Default by an Underwriter.

6.1.           Default Not Exceeding 10% of Firm Shares or Option Shares.  If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Shares or the Option Shares, if the Over-allotment Option is exercised, hereunder, and if the number of the Firm Shares or Option Shares with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Shares or Option Shares that all Underwriters have agreed to purchase hereunder, then such Firm Shares or Option Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2.           Default Exceeding 10% of Firm Shares or Option Shares.  In the event that the default addressed in Section 6.1 relates to more than 10% of the Firm Shares or Option Shares, you may in your discretion arrange for yourself or for another party or parties to purchase such Firm Shares or Option Shares to which such default relates on the terms contained herein.  If, within one (1) Business Day after such default relating to more than 10% of the Firm Shares or Option Shares, you do not arrange for the purchase of such Firm Shares or Option Shares, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to you to purchase said Firm Shares or Option Shares on such terms.  In the event that neither you nor the Company arrange for the purchase of the Firm Shares or Option Shares to which a default relates as provided in this Section 6, this Agreement will automatically be terminated by you or the Company without liability on the part of the Company (except as provided in Sections 3.10 and 5 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Option Shares, this Agreement will not terminate as to the Firm Shares; and provided further that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters and to the Company for damages occasioned by its default hereunder.

6.3.           Postponement of Closing Date.  In the event that the Firm Shares or Option Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus Documents or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement or the Prospectus Documents that in the opinion of counsel for the Underwriter may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Public Securities.

7.           Additional Covenants.

7.1.           Board Composition and Board Designations.  The Company shall ensure that: (i) the qualifications of the persons serving as board members and the overall composition of the board comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and with the listing requirements of the NYSE Amex, NASDAQ or any other national securities exchange or national securities association, as the case may be, in the event the Company seeks to have its Public Securities listed on another exchange or quoted on an automated quotation system, and (ii) if applicable, at least one member of the board of directors qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.

7.2.           Right of First Refusal.  The Company agrees that if the Firm Shares are sold in accordance with the terms of this Underwriting Agreement, the Representative shall have an irrevocable preferential right for a period of twelve (12) months from the date the Offering is completed to purchase for its account or to sell for the account of the Company, or any subsidiary of or successor to the Company any securities (whether debt or equity or any combination thereof) of the Company or any such subsidiary or successor which the Company or any such subsidiary or successor may seek to sell whether with or without or through an underwriter, Representative or broker-dealer and whether pursuant to registration under the Securities Act or otherwise. The Company and any such subsidiary or successor will consult the Representative with regard to any such proposed financing and will offer the Representative the opportunity to purchase or sell any such securities on terms not more favorable to the Company or any such subsidiary or successor, as the case may be, than it or they can secure elsewhere. If the Representative fails to accept such offer within 10 business days after the mailing of a notice containing the material terms of the proposed financing proposal by registered mail or overnight courier service addressed to the Representative, then the Representative shall have no further claim or right with respect to the financing proposal contained in such notice. If, however, the terms of such financing proposal are subsequently modified in any material respect, the preferential right referred to herein shall apply to such modified proposal as if the original proposal had not been made. The Representative's failure to exercise its preferential right with respect to any particular proposal shall not affect its preferential rights relative to future proposals. The Company shall have the right, at its option, to designate the Representative as lead underwriter or co-manager of any underwriting group or co-Representative of any proposed financing in satisfaction of its obligations hereunder, and the Representative shall be entitled to receive as its compensation 50% of the compensation payable to the underwriting or Representative group when serving as co-manager or co-Representative and 33% of the compensation payable to the underwriting or Representative group when serving as co-manager or co-Representative with respect to a proposed financing in which there are three co-managing or lead underwriters or co-Representatives. The right of first refusal, as described herein, will be terminated in the event the deal is terminated pursuant to Section 8.2 below.

7.3.           Prohibition on Press Releases and Public Announcements.  The Company will not issue press releases or engage in any other publicity, without the Representative's prior written consent, for a period ending at 5:00 p.m. Eastern time on the first business day following the 40th day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

8.           Effective Date of this Agreement and Termination Thereof.

8.1.           Effective Date.  This Agreement shall become effective when both the Company and the Representative have executed the same and delivered counterparts of such signatures to the other party.

8.2.           Termination.  You shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Market or the NASDAQ Capital Market shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a new war or an increase in major hostilities, or (iv) if a banking moratorium has been declared by a New York State or federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the delivery of the Firm Shares or Option Shares, or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder, or (viii) if the Representative shall have become aware after the date hereof of such a material adverse change in the conditions or prospects of the Company, or such adverse material change in general market conditions as in the Representative’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the securities or to enforce contracts made by the Underwriters for the sale of the securities.

8.3.           Expenses.  Except in the case of a default by the Underwriters, pursuant to Section 6.2 above, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to reimburse  the Underwriters for their out-of-pocket expenses of up to $100,000 as set forth in Section 3.10.1.

8.4.           Indemnification.  Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way effected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

9.           Miscellaneous.

9.1.           Notices.  All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission and confirmed and shall be deemed given when so delivered or faxed and confirmed or if mailed, two days after such mailing or five days in the case of an international mailing.

If to the Representative:

Rodman & Renshaw, LLC
1251 Avenue of Americas, 20th Floor
New York, New York 10020
Attn:  General Counsel
Fax No.: 646.841.1640

Copy to:

Richardson and Patel
10900 Wilshire Boulevard, Suite 500
Los Angeles, California 90024
Attn: Erick E. Richardson, Esq.
Fax: 310.208.1154

If to the Company:

China Education Alliance, Inc.
58 Heng Shan Road
Kun Lun Shopping Mall
Harbin, People’s Republic of China
Attn: Mr. Xiqun Yu, Chief Executive Officer
Fax: 86-10-51216900

Copy to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York  10006
Attn: Greg Sichenzia, Esq./ Benjamin Tan, Esq.
Fax: 212.930.9725

9.2.           Headings.  The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

9.3.           Amendment.  This Agreement may only be amended by a written instrument executed by each of the parties hereto.

9.4.           Entire Agreement.  This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.5.           Binding Effect.  This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.  The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters.

9.6.           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws.  The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive.  The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.  Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 11 hereof.  Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.  The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

9.7.           Execution in Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.  Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

9.8.           Waiver, etc.  The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement.  No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

CHINA EDUCATION ALLIANCE, INC.

By:	/s/ Xiqun Yu
Name:	Xiqun Yu
Title:	Chairman and Chief Executive Officer

Accepted on the date first above written.

RODMAN & RENSHAW, LLC
By:	/s/ John Borer
	Name:	John Borer
	Title:	Sr. Managing Director

ANNEX 1

Schedule 1

Rodman & Renshaw LLC